UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

May 11, 2020

Date of Report (date of earliest event reported)

3D SYSTEMS CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	001-34220	95-4431352
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

333 Three D Systems Circle
Rock Hill, South Carolina	29730
(Address of Principal Executive Offices)	(Zip Code)

(803) 326-3900

Registrant's telephone number, including area code

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.001 per share	DDD	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

☐

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

As previously announced, on February 5, 2020, Mr. Vyomesh I. Joshi, President and Chief Executive Officer of 3D Systems Corporation (the “Company”), notified the Company’s Board of Directors (the “Board”) that he intended to retire upon the appointment of his successor. On May 14, 2020, the Company announced the appointment of Dr. Jeffrey A. Graves as the Company’s new President and Chief Executive Officer, beginning on May 26, 2020, and the retirement of Mr. Joshi, effective May 25, 2020. As previously announced, Mr. Joshi will serve as a strategic advisor to the Company for a one-year period following his retirement.

In connection with his retirement, Mr. Joshi will resign as a member of the Board, effective May 25, 2020. Pursuant to the Company’s Amended and Restated By-Laws, the Board has reduced the size of the Board from eleven to ten directors, effective May 25, 2020.

Prior to joining the Company, Dr. Graves, age --59, served as President, Chief Executive Officer and a director of MTS Systems Corporation (a global supplier of high-performance test, simulation and measurement systems) from May 2012 to May 2020. Dr. Graves was President, Chief Executive Officer and a director of C&D Technologies, Inc. (a manufacturer, marketer and distributer of electrical power storage systems for the standby power storage market) from July 2005 until May 2012. He also held various executive positions at Kemet Electronics Corporation from 2001 to 2005, including Chief Executive Officer; various leadership positions with General Electric Company’s Power Systems Division and Corporate Research & Development Center from 1995 to 2001; and prior to 1995, various positions of increasing responsibility at Rockwell International Corporation and Howmet Corporation. Dr. Graves has served as a director of Hexcel Corporation since 2007 and as a director of Faro Technologies since December 2017. He previously served as a director of Teleflex Incorporated from 2007 through December 2017.

In connection with the appointment of Dr. Graves, on May 11, 2020, the Company entered into an employment agreement with him (the “Employment Agreement”) pursuant to which he will serve as the Company’s President and Chief Executive Officer. Under the terms of the Employment Agreement, which the Compensation Committee of the Board approved, Dr. Graves will receive the following compensation:

•	a base salary of $825,000 per annum, which will be pro-rated for 2020;

•	an annual target performance bonus objective equal to 100% of Dr. Graves’ base salary, which will be pro-rated for 2020, based on the same criteria that apply to other executives of the Company as approved by the Compensation Committee of the Board;

•	an initial restricted stock award (the “Initial Restricted Stock Award”) for shares of the Company’s common stock (“Common Stock”), pursuant to the 2015 Incentive Plan of the Company (the “Plan”), with a value of $2,000,000 that vest (i) 20% on December 31, 2020, (ii) 40% on December 31, 2021, and (iii) 40% on December 31, 2022, subject to Dr. Graves’ continued employment;

•	a restricted stock award for shares of Common Stock, pursuant to the Plan, with a value of $1,250,00 that vest in three equal installments on each of the first, second and third anniversaries of the date of grant, subject to Dr. Graves’ continued employment;

•	a performance-based restricted stock unit (“PSU”) award for shares of Common Stock, pursuant to the Plan, with a value of $1,250,00, which may be earned during the three-year period ending on May 11, 2023 based on the achievement at target of 50% total shareholder return (“TSR”), which shall earn 100% of the PSUs, with a threshold achievement at 25% TSR (which shall earn 50% of the PSUs) and a maximum achievement at 75% TSR (which shall earn 150% of the PSUs); and

•	a 2020 bonus restricted stock award (“2020 Bonus RSA”) for shares of Common Stock, pursuant to the Plan, with a value equal to the pro-rata calculation of Dr. Graves’ 2020 annual performance bonus at target, following the completion of the 2020 financial audit and filing of the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2020. The 2020 Bonus RSA shall vest immediately upon issuance.

The Employment Agreement has an initial two-year term that automatically renews for additional 12-month terms, unless terminated by either party.

The Employment Agreement also provides that if Mr. Graves’ employment with the Company is terminated without Cause (as defined in the Employment Agreement), then he shall receive certain severance benefits, including (i) an amount equal to 150% of his base salary, payable in eighteen equal monthly installments, (ii) certain health and dental insurance benefits for a period of up to eighteen months and (iii) the acceleration of vesting of the Initial Restricted Stock Award described above. Likewise, the Employment Agreement provides that if Mr. Graves’ employment with the Company is terminated without Cause and within two years after a Change in Control (as defined in the Employment Agreement), then he shall receive certain severance benefits, including (i) an amount equal to 200% his base salary and his target annual bonus, plus an amount equal to the pro-rata portion of his target bonus for the year in which his employment with the Company was terminated, payable on the sixtieth day following his termination, (ii) certain health and dental insurance benefits for a period of up to twenty-four months and (iii) the acceleration of vesting of all unvested outstanding time-based equity awards and the conversion of all unvested outstanding PSU awards into time-based equity awards.

The foregoing description of the Employment Agreement is a summary of the terms contained therein and is qualified in its entirety by reference to the Employment Agreement, a copy of which is attached as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 7.01. Regulation FD Disclosure.

On May 14, 2020, the Company issued a press release announcing Mr. Joshi’s resignation and Dr. Graves’ appointment as President and Chief Executive Officer. A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

In accordance with General Instruction B.2 of Form 8-K, the information in Item 7.01 of this Current Report on Form 8-K, including Exhibit 99.1, shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section. The information in Item 7.01 of this Current Report on Form 8-K shall not be incorporated by reference into any filing or other document pursuant to the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing or document.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

99.1	Press Release, dated May 14, 2020.
10.1	Employment Agreement between 3D Systems Corporation and Dr. Jeffrey A. Graves, dated May 11, 2020.
104	Cover Page Interactive Data File (embedded within Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

3D SYSTEMS CORPORATION

/s/ Andrew M. Johnson
(Signature)
Andrew M. Johnson
Executive Vice President, Chief Legal Officer and Secretary

Date: May 14, 2020